UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary information statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive information statement

Mutual Fund Series Trust
(Name of Registrant as Specified in Its Charter)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

AlphaCentric Income Opportunities Fund

a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

1-844-ACFUNDS (844-223-8637)

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the re-appointment of an investment sub-adviser for the AlphaCentric Income Opportunities Fund (the “Fund”). The Fund is a series of Mutual Fund Series Trust (the “Trust”).

Garrison Point Capital, LLC (“Garrison Point”) has served as investment sub-adviser to the Fund since May of 2015. Garrison Point is responsible for making investment decisions and executing portfolio transactions for the Fund, as well as maintaining certain transaction and compliance related records of the Fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a “change in control” of an investment adviser, or in this case, an investment sub-adviser, causes the sub-advisory agreement to be “assigned,” which results in the automatic termination of the sub-advisory agreement as required by the 1940 Act. The Trust has determined that Tom Miner’s retirement from Garrison Point on December 31, 2022 resulted in a technical change in control of Garrison Point. Mr. Miner was a principal and portfolio manager of Garrison Point and owned 29% interest in Garrison Point. As a result of the change in control, the Board of Trustees of the Trust, at a meeting held on November 10 and 21, 2022, approved a new sub-advisory agreement between the Fund’s investment adviser (AlphaCentric Advisors LLC) and Garrison Point. The new sub-advisory agreement is substantially similar to the previous agreement. The Board of Trustees is providing this Information Statement to the Fund's shareholders.

As always, please feel free to contact the Fund at 1-844-ACFUNDS (844-223-8637) with any questions you may have.

Sincerely,

Michael Schoonover

President

Mutual Fund Series Trust

AlphaCentric Income Opportunities Fund

a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

1-844-ACFUNDS (844-223-8637)

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the AlphaCentric Income Opportunities Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2014 (the “Order”). The Order permits the Fund's investment adviser, AlphaCentric Advisors LLC (“AlphaCentric”), to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board”), without obtaining shareholder approval. The Order requires that each sub-adviser be an “investment adviser” as defined in Section 2(a)(20)(B) of the Investment Company Act of 1940, as amended (“1940 Act”) and registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”) or not subject to such registration. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order provided the Fund is managed by the Advisor (or any entity controlling, controlled by or under common control with the Advisor) and complies with the terms and conditions set forth in the application for the Order.

At a meeting held on November 10 and 21, 2022 (the “Meeting”), the Board considered and approved a new sub-advisory agreement between AlphaCentric and Garrison Point Capital, LLC (“Garrison Point”) under which Garrison Point serves as the sub-adviser to the Fund. At that time, the new sub-advisory agreement between AlphaCentric and Garrison Point, with respect to the Fund (the “Sub-Advisory Agreement”) (in substantially the form attached hereto as Appendix A), was approved by the Board. The Sub-Advisory Agreement became effective December 31, 2022 when the change in control of Garrison Point became effective.

This Information Statement is being supplied to the Fund's shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about March 29, 2023 to the Fund's shareholders of record as of March 23, 2023 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement. As of the Record Date, there were issued and outstanding 72,711,706.4310 total shares consisting of 5,108,538.6290 Class A shares, 5,364,494.7630 Class C shares, and 62,238,673.0390 Class I shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

A copy of the Fund's most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Fund, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, by calling 1-844-ACFUNDS (844-223-8637) or by visiting www.AlphaCentricFunds.com.

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NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Sub-Advisory Agreement

At the Meeting, the Board approved the re-appointment of Garrison Point as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement between AlphaCentric and Garrison Point. Under the terms of the investment management agreement between the Trust and AlphaCentric, on behalf of the Fund, AlphaCentric is entitled to receive an annual management fee from the Fund equal to 1.50% of the Fund’s average daily net assets. Under the terms of the Sub-Advisory Agreement, Garrison Point is entitled to receive an annual fee from AlphaCentric of 50% of the net management fees AlphaCentric receives from the Fund (maximum of 0.75% of the Fund’s average daily net assets). Effective April 1, 2023, AlphaCentric’s management fee will be lowered to 1.30%. The net management fee is defined as management fees less fee waivers due to any expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, regulatory, litigation and legal expenses as recorded on the financial statements of the Fund and AlphaCentric. There will be no increase in total fees paid by the Fund in connection with the new Sub-Advisory Agreement. For such compensation, Garrison Point will, at its expense, continuously furnish an investment program for the Fund, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of portfolio securities and other investments, subject to the Fund's investment objectives, policies, and restrictions and such policies as the Board determines.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement will automatically terminate on assignment. In addition, the Sub-Advisory Agreement can be terminated without the payment of any penalty by the Board, the Advisor, or vote of a majority of the outstanding shares of the Fund, on 60 days' notice. The Sub-Advisory Agreement can be terminated by the Sub-Advisor without the payment of any penalty on 90 days’ notice to the Advisor and the Trust.

The Sub-Advisory Agreement provides that neither Garrison Point nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Advisory Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of duties or from reckless disregard of obligations and duties under the Sub-Advisory Agreement.

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The Sub-Advisory Agreement is attached as Appendix A. You should read the Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreements is only a summary.

Information Concerning Garrison Point

Garrison Point is a Delaware limited liability company located at 2033 N. Main Street, Suite 1050, Walnut Creek, CA 94596. Garrison Point is a Securities and Exchange Commission-registered investment adviser specializing in providing investment management or advisory services to pooled investment vehicles that it sponsors and separate accounts. Garrison Point had approximately $796 million of assets under management as of February 28, 2023. Garrison Point is wholly owned by Garrison Point Holdings, LP, which was controlled by Tom Miner and Garrett Smith. Following Tom Miner’s retirement, his 29% interest in Garrison Point was sold to the remaining four partners of Garrison Point. The names, titles, addresses, and principal occupations of certain principal executive officers and directors of Garrison Point are as follows:

Name and Address*	Title and Principal Occupation
Garrett Smith	Principal and Portfolio Manager
Brian Loo	Director
Andy Li	Chief Financial Officer
Julie Meissner	Chief Compliance Officer

* c/o Garrison Point Capital, LLC, 2033 N. Main Street, Suite 1050, Walnut Creek, CA 94596.

Evaluation by the Board of Trustees

The Board’s determination to approve the Sub-Advisory Agreement followed the Board’s consideration of various factors and review of written materials provided by Garrison Point. The Board’s deliberations and the information on which their conclusions were based are summarized below.

In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Board reviewed Garrison Point’s responses to a series of questions regarding, among other things, investment performance, Garrison Point’s quality of services, comparative fee and expense information, and an estimate of Garrison Point’s profitability from managing the Fund.

Nature, Extent and Quality of Services. The Board considered that Garrison Point performed portfolio monitoring, research, in-depth analysis and trade execution on behalf of the Fund, and supported the Fund’s operations in all areas including compliance, valuation, and research. The Board commented on the depth of Garrison Point’s network to identify trading opportunities and the longevity of its trading relationships. The Board reviewed the background information of Garrison Point’s key investment personnel, noting their satisfaction with the senior personnel dedicated to servicing the Fund, the individuals’ educations and wide range of experience with alternative investments. The Board noted that Garrison Point routinely stress tested the Fund’s portfolio in order to monitor and assess performance and risk. The Board commented on Garrison Point’s compliance program, which included documentation and review of daily portfolio transactions and monitoring of investment limitations. They considered the recent settlement with the SEC related to Garrison Point’s valuation disclosures and policies and

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ongoing litigation. The Board expressed satisfaction with Garrison Point’s transparency regarding its plans to pursue non-routine investments. The Board reviewed Garrison Point’s best execution practices and noted that it evaluated its broker-dealers annually to ensure best execution. After further discussion, the Board concluded that Garrison Point had the resources to continue providing high quality service to the Fund and its shareholders.

Performance. The Board observed that the Fund underperformed the Bloomberg US Aggregate Bond Index for the 1-year, 3-year, and 5-year periods but outperformed the benchmark index over the since inception period. The Board acknowledged that Garrison Point attributed recent underperformance to the Fund’s relatively high credit spread associated with housing related credit, which generally caused the Fund to underperform in bear markets and outperform in bullish markets. The Board considered the negative impact of the recent performance on the longer-term metrics. Based on all the information presented, including the Fund’s investment strategy, the Board concluded the performance was acceptable.

Fees and Expenses. The Board observed that AlphaCentric charged a management fee of 1.50% for the Fund and that 50% of the net management fee, after certain expenses, was paid to Garrison Point by AlphaCentric. The Board acknowledged that Garrison Point’s maximum sub-advisory fee for the Fund of 0.75% was lower than the fees Garrison Point charged its other accounts. The Board discussed the allocation of fees between AlphaCentric and Garrison Point relative to their respective duties and other factors and agreed the allocation for the Fund was appropriate. The Board concluded that the sub-advisory fee received by Garrison Point for the Fund was not unreasonable.

Profitability. The Board considered the benefits that Garrison Point derived from nominal research services from various brokers. The Board considered that Garrison Point earned a profit from sub-advising the Fund and attributed its estimated profitability in part to the efficiency of its operations. The Board recalled that the fee charged by Garrison Point was lower than those it charged to its other accounts. The Board acknowledged the complexity of the Fund’s strategy and the expertise required to effectively execute the strategy. Further, the Board noted that while Garrison Point’s profit analysis reflected the annual base salary and benefits paid to its portfolio managers and managing director, it did not reflect the amounts paid to them from these profits as equity owners in the company. The Board concluded that Garrison Point’s profits were not excessive.

Economies of Scale. The Board considered whether Garrison Point had realized economies of scale with respect to the sub-advisory services provided to the Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that it would continue to monitor the size of the Fund and whether breakpoints were appropriate.

Conclusion. Having requested and received information from Garrison Point as it believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice and guidance of legal counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust's principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the national distributor of the Fund. Ultimus Fund Solutions, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743, provides the Trust with various management and legal administrative services.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Trustees and officers as a group beneficially owned 0% of the Class A shares of the Fund, 0% of the Class C shares of the Fund, and 0.32% of the Class I shares of the Fund. As of the Record Date, Jerry Szilagyi, an Interested Trustee, beneficially owned, through a voting and economic interest, 204,651.4580 Class I Shares, 0.33% of the class. To the best knowledge of the Trust, there were no other Trustees or officers of the Trust who were the beneficial owners of shares of the Fund on the Record Date.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following table.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	2,153,726.9210	42.16%*
Charles Schwab 211 Main Street San Francisco, CA 94105	571,581.5750	11.19%
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	411,467.5690	8.05%

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

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Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	1,879,024.1480	35.03%*
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	891,687.0230	16.62%
RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402	370,434.0760	6.91%
LPL Financial 4707 Executive Drive San Diego, CA 92121	999,261.8740	18.63%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	12,716,802.3140	20.43%
LPL Financial 4707 Executive Drive San Diego, CA 92121	3,276,749.8130	5.26%
Charles Schwab 211 Main Street San Francisco, CA 94105	14,601,664.7130	23.46%

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a

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separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-844-ACFUNDS (844-223-8637), or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

BY ORDER OF THE BOARD OF TRUSTEES

Michael Schoonover, President

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Appendix A

SUB-ADVISORY AGREEMENT

This SUB-ADVISORY AGREEMENT, effective as of December 31, 2022 between AlphaCentric Advisors LLC, a Delaware limited liability corporation (the "Adviser"), and Garrison Point Capital LLC, a Delaware limited liability corporation (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to multiple series of Mutual Fund Series Trust, an Ohio business trust (the “Trust”), pursuant to a Management Agreement dated as of May 15, 2014 (the “Management Agreement”);

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the AlphaCentric Income Opportunities Fund (the “Fund”), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1. Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2. Sub-Adviser’s Duties. Subject to the general supervision and oversight of the Board and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of all of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s then-current Prospectus and Statement of Additional Information (together, the “Prospectus”) and subject to the following understandings:

(a)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;
(A)	The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;
(B)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;
(b)	The Sub-Adviser shall determine the securities and other investments to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities and other investments, subject to paragraph entitled “Execution of Purchase and Sale Orders” below;
(c)	The Sub-Adviser shall maintain books and records with respect to the investment transactions of the Fund and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;
(d)	The Sub-Adviser shall provide the Trust’s custodian and fund accounting agent on each business day with information about the Fund’s investment transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(e)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Fund’s accounting agent for assistance in obtaining price sources for investments held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(f)	The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under the Trust’s Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations regarding the Fund’s holdings;

(g)	The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of investments beneficially owned by the Fund shall be voted, and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other types of events pertaining to the investments held by the Fund;

(h)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while the Sub-Advisory Agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations, and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code;
(i)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the Trust’s chief compliance officer an annual written report regarding the Sub-Adviser’s compliance program consistent with its obligations under the Advisers Act;

3. Custodian. The assets of the Fund shall be held by an independent custodian, not the Adviser or Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser’s obligations in respect of the Fund.

4.        Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of Sub-Adviser's overall management of the Fund. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s prospectus and statement of additional information.

5.        Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust’s reasonable directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

6. Execution of Purchase and Sale Orders.

(a)       In connection with purchases or sales of investments for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of investments for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

(b)       The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

(c)       Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Sub-Advisory Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

7.       Books and Records. The Sub-Adviser shall keep the Trust’s books and records required to be maintained by it pursuant to Section 2(e) of this Sub-Advisory Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall retain copies of all such books and records as required under the Advisers Act.

8. Expenses of the Sub-Adviser. During the term of this Sub-Advisory Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost of securities and investments purchased or sold for the Fund (including taxes and brokerage commissions, if any). Furthermore, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

9.       Compensation of the Sub-Adviser. The Adviser and the Sub-Adviser will split the Net Advisory Fees (as defined below) evenly, each receiving 50% of such amount. “Net Advisory Fees” are defined as management fees less fee waivers due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, regulatory, litigation and legal expenses as recorded on the financial statements of the Fund and Adviser. To the extent the Adviser is required to waive its entire management fee pursuant to any fee waiver and operating expense limitation agreement in effect between the Adviser and the Fund, the Sub-Adviser will pay to the Adviser an amount equal to 50% of Fund expenses paid by the Adviser pursuant to any fee waiver and operating expense limitation agreement in effect between the Adviser and the Fund..

10. Liability and Indemnification.

(a)       Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Sub-Advisory Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)       Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

(e)       Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser’s duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser’s control or direction, even though paid by the Sub-Adviser.

11. Duration and Termination.

(a)       The term of this Sub-Agreement shall begin on the date of this Agreement and shall continue in effect for a period of two (2) years. This Sub-Advisory Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (i) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the performance of the terms of this Sub-Advisory Agreement or any extension, renewal or amendment thereof.

(b)       This Sub-Advisory Agreement may be terminated at any time upon 60 days’ prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, or (iii) by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 90 days’ prior written notice to the Adviser and the Trust. Termination of this Sub-Advisory Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Sub-Advisory Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Sub-Advisory Agreement; (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Sub-Advisory Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Sub-Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

12.       Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Sub-Advisory Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any investment which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

13.       Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor is it or any of its associated persons currently the subject of any investigation or proceeding which could result in statutory disqualification. In addition, each of Adviser and Sub-Adviser agree to promptly notify the other of the occurrence of any event that would disqualify it from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser and Sub-Adviser further agree to promptly notify the other regarding any non-routine inspections, notices, or inquiries from any governmental, administrative, or self-regulatory agency; the commencement of any legal or regulatory actions or proceedings against it or any of its officers; and any material developments associated therewith. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

14. Amendment. This Sub-Advisory Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

15. Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the Trust’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

16. Notice. Whenever any notice is required or permitted to be given under any provision of this Sub-Advisory Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier, or email to the other party at the mailing addresses, or email addresses specified below or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

Adviser:

AlphaCentric Advisors LLC

53 Palmeras St. Suite 601,

San Juan, PR 00901

Email: JerryS@catalystmutualfunds.com.

Sub-Adviser:

Garrison Point Capital LLC

2033 N Main Street, Suite 1050

Walnut Creek, CA 94596

Email: gsmith@garpc.com

17. Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Sub-Advisory Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association (“AAA”), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

18.       Governing Law. (a) This Sub-Advisory Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Sub-Advisory Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Sub-Advisory Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

19. Severability. In the event any provision of this Sub-Advisory Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Sub-Advisory Agreement, which shall continue to be in force.

20. Counterparts. This Sub-Advisory Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21. Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Sub-Advisory Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

22. Captions. The captions in this Sub-Advisory Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

23.       Change of Control. Each of Adviser and Sub-Adviser shall notify the other and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

24. Other Business. Except as set forth above, nothing in this Sub-Advisory Agreement shall limit or restrict the right of any of the Sub-Adviser’s directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed by their officers designated below.

AlphaCentric Advisors LLC	Garrison Point Capital, LLC

By: /s/ Jerry Szilagyi_____________	By: /s/ Garrett Smith_________________

Name: Jerry Szilagyi	Name: Garrett Smith

Title: Managing Member	Title: Chief Executive Officer

AlphaCentric Income Opportunities Fund

a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

1-844-ACFUNDS (844-223-8637)

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the AlphaCentric Income Opportunities Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of the Sub-Advisory Agreement between the Fund’s investment adviser, AlphaCentric Advisors LLC (the “Advisor”), the Trust on behalf of the Fund, and Garrison Point Capital, LLC, the Fund’s sub-advisor.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows the Advisor to hire and replace investment sub-advisers and to make changes to existing sub-advisory agreements without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust's website.

This Notice of Internet Availability of the Information Statement is being mailed on or about March 29, 2023 to shareholders of record of the Fund as of March 23, 2023. The Information Statement will be available on the Fund’s website at www.AlphaCentricFunds.com until June 28, 2023. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@AlphaCentricFunds.com or toll-free at 1-844-ACFUNDS (844-223-8637).

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.